                                                                 EXHIBIT 21.01

                     Subsidiaries of Outback Steakhouse, Inc

Outback Steakhouse of Florida, Inc.
a Florida corporation
(Owns and operates Outback Steakhouse restaurants)(SEE SUBSIDIARIES OWNED BY THIS CORPORATION FOR ADDITIONAL SUBSIDIARIES)

Carrabba's Italian Grill, Inc.
a Florida corporation
(Owns and operates Carrabba's Italian Grill restaurants)

Outback Steakhouse International, Inc.
a Florida corporation
(limited partner in Outback Steakhouse International, L.P.)

OSI International, Inc.
a Florida corporation
(general partner in Outback Steakhouse International, L.P.)

OS Asset, Inc.
a Florida corporation
(holds intellectual property rights-domestic)

OS Capital, Inc.
a Delaware corporation
(holds note)

OS Investments, Inc.
a California corporation
(holds receivables)

OS Management, Inc.
a Florida corporation
(responsible for administrative personnel for all OSF stores)

OS Pacific, Inc.
a Florida corporation
(Acts as joint venture partner in Roy's/Outback Joint Venture)

OS Prime, Inc.
a Florida corporation
(Member of Outback/Fleming's, LLC, a Delaware limited liability company)

OS Realty, Inc.,
a Florida corporation
(owns real estate for various restaurants)

Outback Shipping, Inc.
a Florida corporation

OS Southern, Inc.
a Florida corporation
(general partner for Selmon's)

Outback Sports, LLC
a Delaware limited liability company
(holds license agreement)

OS Tropical, Inc.
a Florida corporation
(holds 60% member interest in Cheeseburger In Paradise, LLC)

Bonefish Grill, Inc.
a Florida corporation
(general partner and franchisor for Bonefish Grill restaurants and member of Bonefish Grill of Florida, LLC, a Delaware limited liability company)

                                 Subsidiaries of
                       Outback Steakhouse of Florida, Inc.


OS Developers, LLC
a Florida limited liability company
(three concept real estate matter)

Outback Catering, Inc.
a Florida corporation
(Acts as general partner for Outback Catering limited partnerships)

OS Restaurant Services, Inc., fka Outback Employee Services, Inc.
a Delaware corporation
(employee services)

Boomerang Air, Inc.
a Florida corporation

Outback Steakhouse Partners, Inc.
a Florida corporation